Brighthouse Financial, Inc.
Financial Supplement

First Quarter 2017

Table of Contents
Combined Financial Results
	1	Key Metrics
	2	Condensed Combined Statements of Operations
	3	Combined Balance Sheets

Earnings and Select Metrics from Business Segments
	5	Statements of Operating Earnings by Segment
	6	Annuities - Statements of Operating Earnings
	7	Annuities - Select Operating Metrics
	9	Life - Statements of Operating Earnings
	10	Life - Select Operating Metrics
	12	Run-Off - Statements of Operating Earnings
	13	Run-Off - Select Operating Metrics
	14	Corporate & Other - Statements of Operating Earnings

Other Information
	16	DAC AND VOBA Rollforward
	16	Net Derivative Gains (Losses)
	17	Notable Items Impacting Operating Earnings
	18	Variable Annuity Separate Account Returns
	19	Summary of Investments
	20	Select Statutory Financial Results

Appendix
	A-1	Non-GAAP and Other Financial Disclosures
	A-4	Acronyms
	A-5	Reconciliation of Net Income to Operating Earnings
	A-6	Reconciliation of Return on Equity to Operating Return on Equity
	A-7	Reconciliation of Total Revenues to Operating Revenues and Reconciliation of Total Expenses to Operating Expenses

Note: See Appendix for Non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.
The information presented in this financial supplement has been derived from the combined financial information of the MetLife U.S. Retail Separation Business.  The combined financial information was prepared in connection with the proposed separation of a substantial portion of MetLife, Inc.’s former Retail segment as well as certain portions of its former Corporate Benefit Funding segment, and presents the combined results of operations and financial condition of certain direct and indirect subsidiaries and businesses of MetLife, Inc., including Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA) and its subsidiaries, New England Life Insurance Company, Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company), MetLife Reinsurance Company of Delaware, MetLife Reinsurance Company of South Carolina, Brighthouse Investment Advisers, LLC, (formerly MetLife Advisers LLC), and a designated protected cell of MetLife Reinsurance Company of Vermont.  As used in this financial supplement, “Brighthouse Financial,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc., the entity that at the time of the separation will hold, through its subsidiaries, the assets (including the equity interests of certain MetLife, Inc. subsidiaries) and liabilities associated with MetLife, Inc.’s Brighthouse Financial segment.

Combined
Financial
Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	For the Three Months Ended
Combined Financial Results and Metrics	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$(349)	$(1,765)	$(158)	$(1,423)	$407
Operating earnings	$280	$(62)	$329	$79	$340
Total corporate expenses (1)	$215	$198	$199	$212	$228

Shareholder's Net Investment
Ending shareholder's net investment, including AOCI	$15,116	$14,862	$18,170	$18,464	$19,679
Ending AOCI	1,506	1,265	2,439	2,632	2,456
Ending shareholder's net investment, excluding AOCI	$13,610	$13,597	$15,731	$15,832	$17,223

Return on Equity, excluding AOCI
Return on equity (2)	(24.3)%	(18.9)%	(6.6)%	(3.6)%	N/A
Operating return on equity (3)	4.1%	4.4%	6.9%	7.0%	N/A

Per Share
Net income (loss)	N/A	N/A	N/A	N/A	N/A
Operating earnings	N/A	N/A	N/A	N/A	N/A

Book value per common share (4)	N/A	N/A	N/A	N/A	N/A
Book value per common share, excluding AOCI (5)	N/A	N/A	N/A	N/A	N/A

Shares
Common shares outstanding	N/A	N/A	N/A	N/A	N/A
Weighted average common shares outstanding - basic	N/A	N/A	N/A	N/A	N/A
Weighted average common shares outstanding - diluted	N/A	N/A	N/A	N/A	N/A

(1) Includes functional department expenses, public company expenses, retirement funding and incentive compensation.
(2) Return on equity is defined as total annual net income (loss) on a four quarter trailing basis divided by the simple average of the most recent five quarters of total shareholder's net investment, excluding AOCI.

(3) Operating return on equity is defined as total annual operating earnings on a four quarter trailing basis divided by the simple average of the most recent five quarters of total shareholder's net investment, excluding AOCI.

(4) Book value per common share is defined as ending shareholder's net investment, including AOCI, divided by weighted average common shares outstanding - diluted.
(5) Book value per common share excluding AOCI, is defined as ending shareholder's net investment, excluding AOCI, divided by weighted average common shares outstanding - diluted.

Financial Supplement	2

Condensed Combined Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Revenues	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Premiums	$176	$201	$347	$281	$393	$176	$393
Universal life and investment-type product policy fees	953	939	976	936	931	953	931
Net investment income	782	785	869	805	748	782	748
Other revenues	74	255	49	347	85	74	85
Revenues before NIGL and NDGL	1,985	2,180	2,241	2,369	2,157	1,985	2,157
Net investment gains (losses)	(55)	(63)	26	20	(61)	(55)	(61)
Net derivative gains (losses)	(965)	(2,670)	(501)	(2,973)	293	(965)	293
Total Revenues	$965	$(553)	$1,766	$(584)	$2,389	$965	$2,389

Expenses
Interest credited	$275	$294	$290	$291	$290	$275	$290
Policyholder benefits and claims	864	955	1,058	1,153	737	864	737
Amortization of DAC and VOBA	(148)	416	(10)	(281)	246	(148)	246
Interest expense	45	42	45	45	43	45	43
Other expenses (1)	519	517	635	448	509	519	509
Total Expenses	$1,555	$2,224	$2,018	$1,656	$1,825	$1,555	$1,825
Income (loss) before provision for income tax	(590)	(2,777)	(252)	(2,240)	564	(590)	564
Provision for income tax expense (benefit)	(241)	(1,012)	(94)	(817)	157	(241)	157
Income (loss)	(349)	(1,765)	(158)	(1,423)	407	(349)	407
Less: Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss)	$(349)	$(1,765)	$(158)	$(1,423)	$407	$(349)	$407

(1) The period ended September 30, 2016 includes a non-cash charge for the goodwill write down of $161 million in our Run-off segment.

Financial Supplement	3

Combined Balance Sheets (Unaudited, in millions)

	As of
ASSETS	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Investments:
Fixed maturity securities available-for-sale	$60,870	$61,388	$75,842	$76,611	$68,565
Equity securities available-for-sale	290	300	365	438	444
Mortgage loans, net	9,908	9,378	8,567	8,429	7,690
Policy loans	1,512	1,517	1,518	1,610	1,683
Real estate and real estate joint ventures	242	215	210	502	635
Other limited partnership interests	1,596	1,642	1,704	1,761	1,821
Short-term investments	1,058	1,288	3,670	2,735	2,658
Other invested assets	3,817	4,904	7,686	8,262	7,389
Total investments	79,293	80,632	99,562	100,348	90,885
Cash and cash equivalents	5,812	5,228	2,825	2,521	1,617
Accrued investment income	641	693	692	640	718
Reinsurance recoverables	12,869	13,455	14,469	14,353	18,035
Premiums and other receivables	817	1,192	599	777	1,802
DAC and VOBA	6,500	6,293	6,589	6,572	6,204
Current income tax recoverable	1,247	778	329	522	215
Other assets	644	616	646	818	891
Separate account assets	115,365	113,043	115,218	113,465	113,425
Total assets	$223,188	$221,930	$240,929	$240,016	$233,792

LIABILITIES AND SHAREHOLDER'S NET INVESTMENT
Liabilities
Future policy benefits	$33,622	$33,372	$35,863	$35,123	$32,394
Policyholder account balances	36,986	37,526	40,304	40,528	36,875
Other policy-related balances	3,009	3,045	3,092	3,168	3,180
Payables for collateral under securities loaned and other transactions	7,177	7,390	13,696	13,694	11,976
Long-term financing obligations:
Debt (1)	807	810	814	823	832
Reserve financing	3,897	3,897	3,897	3,897	3,897
Deferred income tax liability	2,445	2,056	3,394	3,783	4,405
Other liabilities	4,764	5,929	6,481	7,071	7,129
Separate account liabilities	115,365	113,043	115,218	113,465	113,425
Total liabilities	208,072	207,068	222,759	221,552	214,113
Shareholder's Net Investment
Shareholder's net investment	13,610	13,597	15,731	15,832	17,223
Accumulated other comprehensive income (loss)	1,506	1,265	2,439	2,632	2,456
Total shareholder's net investment	15,116	14,862	18,170	18,464	19,679
Total liabilities and shareholder's net investment	$223,188	$221,930	$240,929	$240,016	$233,792

(1) Includes $750 million surplus notes as well as debt issued by consolidated investment entities.

Earnings and Select
Metrics from
Business Segments

Financial Supplement	5

Statements of Operating Earnings By Segment (Unaudited, in millions)

	For the Three Months Ended March 31, 2017
Operating revenues	Annuities	Life	Run-Off	Corporate & Other	Total
Premiums	$50	$100	$—	$26	$176
Universal life and investment-type product policy fees	632	83	173	(3)	885
Net investment income	327	107	358	66	858
Other revenues	65	—	8	—	73
Total operating revenues	$1,074	$290	$539	$89	$1,992

Operating expenses
Interest credited	$152	$28	$94	$—	$274
Policyholder benefits and claims	160	147	299	10	616
Amortization of DAC and VOBA	94	45	6	5	150
Interest expense	—	—	15	30	45
Other operating expenses	358	85	51	21	515
Total operating expenses	$764	$305	$465	$66	$1,600
Operating earnings before provision for income tax	310	(15)	74	23	392
Provision for income tax expense (benefit)	82	(8)	25	13	112
Operating earnings	228	(7)	49	10	280
Less: Preferred stock dividends	—	—	—	—	—

Operating earnings	$228	$(7)	$49	$10	$280

	For the Three Months Ended March 31, 2016
Operating revenues	Annuities	Life	Run-Off	Corporate & Other	Total
Premiums	$189	$129	$12	$63	$393
Universal life and investment-type product policy fees	615	74	172	(2)	859
Net investment income	338	93	345	37	813
Other revenues	77	2	5	—	84
Total operating revenues	$1,219	$298	$534	$98	$2,149

Operating expenses
Interest credited	$157	$29	$104	$—	$290
Policyholder benefits and claims	305	150	201	47	703
Amortization of DAC and VOBA	102	38	14	7	161
Interest expense	—	—	15	27	42
Other operating expenses	315	94	50	34	493
Total operating expenses	$879	$311	$384	$115	$1,689
Operating earnings before provision for income tax	340	(13)	150	(17)	460
Provision for income tax expense (benefit)	85	(3)	49	(11)	120
Operating earnings	255	(10)	101	(6)	340
Less: Preferred stock dividends	—	—	—	—	—

Operating earnings	$255	$(10)	$101	$(6)	$340

Financial Supplement	6

Annuities — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Premiums	$50	$58	$76	$121	$189	$50	$189
Universal life and investment-type product policy fees	632	629	647	632	615	632	615
Net investment income	327	376	370	367	338	327	338
Other revenues	65	86	40	337	77	65	77
Total operating revenues	$1,074	$1,149	$1,133	$1,457	$1,219	$1,074	$1,219

Operating expenses
Interest credited	$152	$153	$160	$159	$157	$152	$157
Policyholder benefits and claims	160	182	189	403	305	160	305
Amortization of DAC and VOBA	94	92	89	85	102	94	102
Interest expense	—	—	—	—	—	—	—
Other operating expenses	358	314	308	309	315	358	315
Total operating expenses	$764	$741	$746	$956	$879	$764	$879
Operating earnings before provision for income tax	310	408	387	501	340	310	340
Provision for income tax expense (benefit)	82	116	140	143	85	82	85
Operating earnings	$228	$292	$247	$358	$255	$228	$255

Financial Supplement	7

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
FIXED ANNUITIES ACCOUNT VALUE	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Account value, beginning of period	$13,523	$13,715	$13,809	$13,913	$14,299
Premiums and deposits	48	56	65	77	72
Surrenders and contract benefits	(313)	(358)	(276)	(297)	(576)
Net flows	(265)	(302)	(211)	(220)	(504)
Interest credited	111	110	117	116	118
Policy charges and other	—	—	—	—	—
Account value, end of period	$13,369	$13,523	$13,715	$13,809	$13,913

VARIABLE & INDEX ANNUITIES ACCOUNT VALUE (1)
Account value, beginning of period	$113,271	$115,099	$113,121	$112,589	$113,320
Premiums and deposits	930	1,015	911	929	1,211
Surrenders and contract benefits	(2,585)	(2,413)	(2,302)	(2,136)	(1,973)
Net flows	(1,655)	(1,398)	(1,391)	(1,207)	(762)
Investment performance (2)	4,949	224	4,064	2,338	707
Policy charges and other	(645)	(654)	(695)	(599)	(676)
Account value, end of period	$115,920	$113,271	$115,099	$113,121	$112,589

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,518	$4,521	$4,507	$4,413	$4,454

(1) Includes general account and separate account.
(2) Includes imputed interest on index annuities and the interest credited on the general account investment option of variable products.

Financial Supplement	8

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
VARIABLE & INDEX ANNUITY DEPOSITS	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Shield Level SelectorSM	$458	$456	$390	$444	$365	$458	$365
GMWBs/GMAB	234	326	314	247	484	234	484
GMDB only	115	142	129	149	154	115	154
GMIB (1)	51	56	50	68	182	51	182
Total variable & index annuity deposits	$858	$980	$883	$908	$1,185	$858	$1,185

FIXED ANNUITY SALES
Fixed deferred annuities	$49	$56	$66	$78	$75	$49	$75
Single premium immediate annuities	12	17	34	54	87	12	87
Other fixed annuities	12	14	12	36	78	12	78
Total fixed annuity sales	$73	$87	$112	$168	$240	$73	$240

(1) Ceased issuing GMIBs for new purchase in February 2016.

Financial Supplement	9

Life — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Premiums	$100	$114	$125	$124	$129	$100	$129
Universal life and investment-type product policy fees	83	12	82	80	74	83	74
Net investment income	107	66	110	103	93	107	93
Other revenues	—	128	2	4	2	—	2
Total operating revenues	$290	$320	$319	$311	$298	$290	$298

Operating expenses
Interest credited	$28	$31	$28	$26	$29	$28	$29
Policyholder benefits and claims	147	138	142	137	150	147	150
Amortization of DAC and VOBA	45	162	40	42	38	45	38
Interest expense	—	—	—	—	—	—	—
Other operating expenses	85	31	69	65	94	85	94
Total operating expenses	$305	$362	$279	$270	$311	$305	$311
Operating earnings before provision for income tax	(15)	(42)	40	41	(13)	(15)	(13)
Provision for income tax expense (benefit)	(8)	(18)	15	4	(3)	(8)	(3)
Operating earnings	$(7)	$(24)	$25	$37	$(10)	$(7)	$(10)

Financial Supplement	10

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Variable universal and universal life account value, beginning of period	$2,914	$2,891	$2,875	$2,851	$2,824
Premiums and deposits (1)	77	94	61	67	123
Surrender and contract benefits	(124)	(41)	(32)	(24)	(26)
Net flows	(47)	53	29	43	97
Net transfers from (to) separate account	17	17	13	17	14
Interest credited	26	34	26	25	27
Policy charges and other	(87)	(81)	(52)	(61)	(111)
Variable universal and universal life account value, end of period	$2,823	$2,914	$2,891	$2,875	$2,851

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$4,704	$4,730	$4,583	$4,552	$4,598
Premiums and deposits	70	69	72	75	74
Surrender and contract benefits	(67)	(68)	(57)	(69)	(56)
Net flows	3	1	15	6	18
Investment performance	250	55	204	100	9
Net transfers from (to) general account	(17)	(17)	(13)	(17)	(14)
Policy charges and other	(54)	(65)	(59)	(58)	(59)
Variable universal life account value, end of period	$4,886	$4,704	$4,730	$4,583	$4,552

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	11

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
LIFE SALES	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Whole life	$9	$11	$14	$26	$24	$9	$24
Term life	6	10	10	16	18	6	18
Variable universal life	1	2	1	4	4	1	4
Universal life without secondary guarantees	1	10	3	3	2	1	2
Total life sales	$17	$33	$28	$49	$48	$17	$48

	As of
LIFE INSURANCE IN-FORCE	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Whole Life
Life Insurance in-force, before reinsurance	$24,090	$24,280	$24,248	$24,061	$23,310
Life Insurance in-force, net of reinsurance	$3,089	$3,165	$4,642	$4,649	$4,569

Term Life
Life Insurance in-force, before reinsurance	$470,405	$471,857	$471,182	$468,965	$462,013
Life Insurance in-force, net of reinsurance	$120,791	$120,090	$113,899	$110,642	$104,679

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$62,760	$63,709	$64,437	$65,088	$65,570
Life Insurance in-force, net of reinsurance	$32,602	$32,930	$33,285	$33,555	$33,719

Financial Supplement	12

Run-Off — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Premiums	$—	$1	$132	$2	$12	$—	$12
Universal life and investment-type product policy fees	173	232	177	152	172	173	172
Net investment income	358	384	359	353	345	358	345
Other revenues	8	6	6	6	5	8	5
Total operating revenues	$539	$623	$674	$513	$534	$539	$534

Operating expenses
Interest credited	$94	$110	$101	$106	$104	$94	$104
Policyholder benefits and claims	299	390	476	453	201	299	201
Amortization of DAC and VOBA	6	556	15	377	14	6	14
Interest expense	15	15	15	15	15	15	15
Other operating expenses	51	88	37	40	50	51	50
Total operating expenses	$465	$1,159	$644	$991	$384	$465	$384
Operating earnings before provision for income tax	74	(536)	30	(478)	150	74	150
Provision for income tax expense (benefit)	25	(187)	3	(159)	49	25	49
Operating earnings	$49	$(349)	$27	$(319)	$101	$49	$101

Financial Supplement	13

Run-Off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Account value, beginning of period	$6,252	$6,227	$6,210	$6,175	$6,161
Premiums and deposits (1)	208	211	235	239	177
Surrenders and contract benefits	(42)	(22)	(31)	(25)	(30)
Net flows	166	189	204	214	147
Interest credited	65	67	66	67	66
Policy charges and other	(225)	(231)	(253)	(246)	(199)
Account value, end of period	$6,258	$6,252	$6,227	$6,210	$6,175

	As of
LIFE INSURANCE IN-FORCE	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$83,587	$83,566	$83,749	$84,018	$84,139
Life Insurance in-force, net of reinsurance	$24,556	$24,287	$24,105	$23,931	$23,613

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	14

Corporate & Other — Statements of Operating Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
Operating revenues	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Premiums	$26	$29	$13	$34	$63	$26	$63
Universal life and investment-type product policy fees	(3)	(3)	(3)	(3)	(2)	(3)	(2)
Net investment income	66	52	107	45	37	66	37
Other revenues	—	32	—	—	—	—	—
Total operating revenues	$89	$110	$117	$76	$98	$89	$98

Operating expenses
Interest credited	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	10	17	6	16	47	10	47
Amortization of DAC and VOBA	5	3	8	5	7	5	7
Interest expense	30	29	28	27	27	30	27
Other operating expenses	21	48	37	23	34	21	34
Total operating expenses	$66	$97	$79	$71	$115	$66	$115
Operating earnings before provision for income tax	23	13	38	5	(17)	23	(17)
Provision for income tax expense (benefit)	13	(7)	8	2	(11)	13	(11)
Operating earnings	10	20	30	3	(6)	10	(6)
Less: Preferred stock dividends	—	—	—	—	—	—	—

Operating earnings	$10	$20	$30	$3	$(6)	$10	$(6)

Other
Information

Financial Supplement	16

Other Information (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Balance, beginning of period	$6,293	$6,589	$6,572	$6,204	$6,390
Capitalizations	68	79	71	82	102
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	297	397	162	791	(84)
Operating amortization - actuarial notable items	—	(539)	—	(342)	—
Operating amortization - other	(149)	(274)	(152)	(168)	(161)
Total amortization	148	(416)	10	281	(245)
Unrealized investment gains (losses)	(9)	90	(64)	5	(43)
Other	—	(49)	—	—	—
Balance, end of period	$6,500	$6,293	$6,589	$6,572	$6,204

DAC AND VOBA BY SEGMENT
Annuities	$5,106	$4,878	$4,380	$4,267	$3,596
Life	1,253	1,261	1,423	1,530	1,491
Run-Off	5	6	639	645	994
Corporate & Other	136	148	147	130	123
Total	$6,500	$6,293	$6,589	$6,572	$6,204

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net derivative gains (losses):
Variable annuity embedded derivatives	$291	$1,753	$606	$(3,477)	$(500)
Variable annuity hedges	(1,070)	(2,538)	(1,027)	355	689
ULSG hedge program	(44)	(1,388)	32	—	—
Other hedges and embedded derivatives	(218)	(590)	(187)	82	37
Sub-total	(1,041)	(2,763)	(576)	(3,040)	226
Investment hedge adjustments and PAB adjustments	76	93	75	67	67
Total net derivative gains (losses)	$(965)	$(2,670)	$(501)	$(2,973)	$293

(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to operating earnings.

Financial Supplement	17

Other Information (Cont.) (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING OPERATING EARNINGS	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Actuarial assumption review and other insurance adjustments	$—	$399	$21	$540	$—
One time establishment costs	—	—	—	—	—
Separation related transactions	—	(23)	—	(246)	—
Other	—	(23)	—	—	—
Total notable items (1)	$—	$353	$21	$294	$—

(1) Notable items represent a positive (negative) impact to operating earnings and operating earnings per common share - diluted.
Notable items reflect the impact of events that affected the Company’s results but that were unknown. Notable items also include certain items anticipated, such as one time establishment costs, to help investors have a better understanding of the Company’s results and to evaluate and forecast those results.

Financial Supplement	18

Variable Annuity Separate Account Returns (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total Quarterly VA separate account gross returns:	4.72%	0.20%	3.84%	2.15%	0.69%
Percent allocated to equity funds	27.70%	27.41%	26.97%	26.70%	26.61%
Percent allocated to bond funds/other funds	9.01%	9.23%	9.43%	9.66%	10.05%
Percent allocated to target volatility funds	14.69%	14.76%	14.88%	14.81%	14.49%
Percent allocated to balanced funds	48.60%	48.60%	48.72%	48.83%	48.85%

Financial Supplement	19

Summary of Investments (Unaudited, dollars in millions)

	March 31, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Fixed Maturity Securities:
U.S. corporate securities	$22,238	26.13%	$22,311	25.99%
U.S. government and agency securities	13,367	15.71%	13,090	15.25%
Residential mortgage-backed securities	7,892	9.27%	8,023	9.34%
Foreign corporate securities	6,466	7.60%	6,393	7.45%
State and political subdivision securities	3,936	4.62%	3,945	4.59%
Commercial mortgage-backed securities	3,441	4.04%	3,812	4.44%
Asset-backed securities	2,334	2.74%	2,652	3.09%
Foreign government securities	1,196	1.41%	1,162	1.35%
Total fixed maturity securities	60,870	71.52%	61,388	71.50%
Equity securities	290	0.34%	300	0.35%
Mortgage loans:
Commercial mortgage loans	6,755	7.94%	6,523	7.60%
Agricultural mortgage loans	2,071	2.43%	1,892	2.20%
Residential mortgage loans	996	1.17%	867	1.01%
Valuation allowances	(43)	(0.05)%	(40)	(0.05)%
Commercial mortgage loans held by CSEs securitization entities	129	0.15%	136	0.16%
Total mortgage loans	9,908	11.64%	9,378	10.92%
Policy loans	1,512	1.78%	1,517	1.77%
Real estate and real estate joint ventures	242	0.28%	215	0.25%
Other limited partnership interests	1,596	1.88%	1,642	1.91%
Cash, cash equivalents and short-term investments	6,870	8.07%	6,516	7.59%
Other invested assets:
Derivatives:
Interest rate	1,108	1.30%	2,152	2.51%
Equity markets	1,136	1.33%	1,076	1.25%
Foreign currency exchange rate	277	0.33%	366	0.43%
Credit	30	0.04%	28	0.03%
Total derivatives	2,551	3.00%	3,622	4.22%
Loans to affiliates	1,076	1.27%	1,090	1.27%
Funds withheld	—	0.00%	—	0.00%
Other	190	0.22%	192	0.22%
Total other invested assets	3,817	4.49%	4,904	5.71%
Total invested assets and cash	$85,105	100.00%	$85,860	100.00%

	For the Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net investment income yield (1)	4.74%	4.69%	4.95%	4.77%	4.69%

(1) Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs
.

Financial Supplement	20

Select Statutory Financial Results (1) (Unaudited, in millions)

	For the Three Months Ended					For the Year to Date Period Ended
INCOME	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Total revenues (Line 9)	$8,889	$3,022	$2,872	$7,124	$3,133	$8,889	$3,133
Total benefits and expenses before dividends to policyholders (Line 28)	9,246	1,387	1,508	6,899	2,811	9,246	2,811
Gain (loss) from operations (Line 33)	(279)	1,620	866	32	167	(279)	167
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(463)	(569)	(474)	(424)	(11)	(463)	(11)
Net income (loss) (Line 35)	$(742)	$1,051	$392	$(392)	$156	$(742)	$156

Combined total adjusted capital	$4,217	$5,377	$9,073	$9,255	$8,333	$4,217	$8,333

(1) Combined results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company NY and New England Life Insurance Company.

Appendix

Financial Supplement	A-1

Non-GAAP and Other Financial Disclosures

In this financial supplement, we present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating earnings	(i)	net income (loss)
(ii)	operating revenues	(ii)	revenues
(iii)	operating expenses	(iii)	expenses
(iv)	operating return on equity	(iv)	return on equity
(v)	operating earnings per share	(v)	earnings per share

Reconciliations of these measures to the most directly comparable historical GAAP measures are included in this financial supplement, except for operating earnings per share which is not available on a historical basis and will be presented post-separation.

Our definitions of the various non-GAAP and other financial measures discussed in this financial supplement may differ from those used by other companies. For example, as indicated below, we exclude GMIB revenues and related embedded derivatives gains (losses) as well as GMIB benefits and associated DAC and VOBA offsets from operating earnings, thereby excluding substantially all GMLB activity from operating earnings.

Operating earnings, operating revenues and operating expenses

Operating earnings is a measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results.

Operating earnings is a measure that focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core businesses and certain entities required to be consolidated under GAAP. Also, this measure excludes results of discontinued operations and other businesses that have been or will be sold or exited by us and are referred to as divested businesses.

Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate operating revenues and operating expenses, respectively. Operating earnings, as presented in this financial supplement, reflects operating revenues less operating expenses, both net of income tax.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures (Cont.)

The following are excluded from total revenues in calculating the operating revenues component of operating earnings:

•	Net investment gains (losses);

•
Net derivative gains (losses) except: (i) earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment Hedge Adjustments"), and (ii) earned income on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment ("PAB Adjustments");

•	Amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”);

•	Certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Revenues from divested businesses.

The following are excluded from total expenses in calculating the operating expenses component of operating earnings:

•	Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”);

•	Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses);

•	Recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance;

•	Expenses of divested businesses;

•	Amounts related to securitization entities that are VIEs consolidated under GAAP;

•	Goodwill impairment;

•	Costs related to: (i) implementation of new insurance regulatory requirements and (ii) acquisition and integration costs; and

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”).

The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, operating earnings is also our GAAP measure of segment performance.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

Operating return on equity and operating earnings per share

Operating return on equity and operating earnings per share are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Operating return on equity is defined as total annual operating earnings on a four quarter trailing basis divided by the simple average of the most recent five quarters of total stockholders’ equity, excluding AOCI.

Operating earnings per share is defined as total annual operating earnings on a four quarter trailing basis divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Sales

Statistical sales information for Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 10% of direct statutory premiums, excluding company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-4

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMLB	Guaranteed minimum living benefits
GMWB	Guaranteed minimum withdrawal benefits
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PAB	Policyholder account balances
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entities
VOBA	Value of business acquired
VUL	Variable universal life insurance

Financial Supplement	A-5

Reconciliation of Net Income to Operating Earnings (Unaudited, in millions except per share data)

	For the Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Net income (loss)	$(349)	$(1,765)	$(158)	$(1,423)	$407
Adjustments from net income (loss) to operating earnings:
Less: Net investment gains (losses)	(55)	(63)	26	20	(61)
Less: Net derivative gains (losses)	(965)	(2,670)	(501)	(2,973)	293
Less: Other adjustments to net income (1)
GMIB Fees	69	73	73	75	73
Investment hedge adjustments	(76)	(92)	(74)	(66)	(66)
Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	240	325	128	982	(33)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(185)	(190)	(209)	(314)	(64)
Divested business	(4)	(36)	(24)	(11)	(16)
Other	(6)	33	(166)	(22)	(22)
Less: Provision for income tax (expense) benefit on reconciling adjustments	353	917	260	807	(37)
Add: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Operating earnings	$280	$(62)	$329	$79	$340

Net income (loss) per common share - diluted	N/A	N/A	N/A	N/A	N/A
Adjustments from net income (loss) to operating earnings:
Less: Net investment gains (losses)	N/A	N/A	N/A	N/A	N/A
Less: Net derivative gains (losses)	N/A	N/A	N/A	N/A	N/A
Less: Other adjustments to net income (1)
GMIB Fees	N/A	N/A	N/A	N/A	N/A
Investment hedge adjustments	N/A	N/A	N/A	N/A	N/A
Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	N/A	N/A	N/A	N/A	N/A
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	N/A	N/A	N/A	N/A	N/A
Divested business	N/A	N/A	N/A	N/A	N/A
Other	N/A	N/A	N/A	N/A	N/A
Less: Provision for income tax (expense) benefit on reconciling adjustments	N/A	N/A	N/A	N/A	N/A
Add: Net income (loss) attributable to noncontrolling interests	N/A	N/A	N/A	N/A	N/A
Operating earnings per common share - diluted	N/A	N/A	N/A	N/A	N/A

(1) Further explanations of these adjustments begin on page A-1.

Financial Supplement	A-6

Reconciliation of Return on Equity to Operating Return on Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$(3,695)	$(2,939)	$(1,083)	$(602)
Add: Investment portfolio gains (losses)	72	78	5	67
Add: Net derivative gains (losses)	7,109	5,851	3,438	2,979
Add: Other adjustments to net income	(523)	(357)	(29)	(310)
Add: Provision for income tax expense (benefit)	(2,337)	(1,947)	(1,192)	(957)
Operating earnings	$626	$686	$1,139	$1,177

	Five Quarters Average Shareholder's Net Investment Basis
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Shareholder's net investment	$17,258	$17,603	$18,614	$18,855
Accumulated other comprehensive income (loss) (AOCI)	2,060	2,063	2,209	2,058
Shareholder's net investment, excluding AOCI	$15,198	$15,540	$16,405	$16,797

	Five Quarters Average Shareholder's Net Investment Basis
RETURN ON EQUITY, EXCLUDING AOCI:	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Return on equity	(24.3)%	(18.9)%	(6.6)%	(3.6)%
Operating return on equity	4.1%	4.4%	6.9%	7.0%

Financial Supplement	A-7

Reconciliation of Total Revenues to Operating Revenues and Reconciliation of Total Expenses to Operating Expenses (Unaudited, in millions)

	For the Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total revenues	$965	$(553)	$1,766	$(584)	$2,389
Less: Net investment gains (losses)	(55)	(63)	26	20	(61)
Less: Net derivative gains (losses)	(965)	(2,670)	(501)	(2,973)	293
Less: Other adjustments to revenues:
GMIB fees	69	73	73	75	73
Investment hedge adjustments	(76)	(92)	(74)	(66)	(66)
Other	—	(3)	(1)	3	1
Total operating revenues	$1,992	$2,202	$2,243	$2,357	$2,149

Total expenses	$1,555	$2,224	$2,018	$1,656	$1,825
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(240)	(325)	(128)	(982)	33
Less: Goodwill impairment	—	—	161	—	—
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	185	190	209	314	64
Other	6	(36)	6	25	23
Less: Divested businesses	4	36	24	11	16
Total operating expenses	$1,600	$2,359	$1,746	$2,288	$1,689

Financial Supplement	A-8

Reconciliations Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year to Date Period Ended
INVESTMENT PORTFOLIO GAINS (LOSSES)	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	March 31, 2017	March 31, 2016
Gross investment gains (losses)	$(51)	$(67)	$66	$28	$(43)	$(51)	$(43)
Writedowns	(4)	2	(38)	(7)	(20)	(4)	(20)
Investment portfolio gains (losses)	(55)	(65)	28	21	(63)	(55)	(63)
Net investment gains (losses) related to CSEs	—	1	(2)	(1)	1	—	1
Other gains (losses) reporting in net investment gains (losses) on GAAP basis	—	1	—	—	1	—	1
Net Investment Gains (Losses) - GAAP Basis	$(55)	$(63)	$26	$20	$(61)	$(55)	$(61)

	For the Three Months Ended
NET INVESTMENT YIELD	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total Investments
Investment income yield (1)	4.89%	4.84%	5.09%	4.91%	4.84%
Investment fees and expenses	(0.15)%	(0.15)%	(0.14)%	(0.14)%	(0.15)%
Net investment income yield (1)	4.74%	4.69%	4.95%	4.77%	4.69%

(1) Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described beginning on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.